7. DISTRIBUTION AGREEMENT	12 Months Ended
Dec. 31, 2013
Notes to Financial Statements
7. DISTRIBUTION AGREEMENT

 On December 30, 2013, the Company entered into the Agreement described above whereby Fields Texas will act as the exclusive agent to secure sales and distribution agreements for the Company’s products with various retailers and distributors. Fields Texas will also support the Company’s acquisition, product development, marketing, pricing and promotional efforts.

Pursuant to the Agreement, the Company paid and recorded an expense of $200,000 related to a development fee and issued Fields Texas five-year warrants to purchase 6,975,000 shares of the Company’s common stock. The warrants have an original strike price of $9.05, and contain a provision which could reduce the strike price based on certain future events and are thus considered to be a liability. In addition, the Company will pay Fields Texas commissions on the net sales of their products sold.  Also, for every $10,000,000 in annual net sales realized, pursuant to the agreement, up to $100,000,000, the Company will issue Fields Texas additional five-year warrants to purchase 530,000 shares of common stock at an exercise price equal to the closing price on the date the warrants are issued.

For a merger or acquisition, strategic partnership, joint venture, licensing or similar transaction that Fields Texas facilitates, Victory will pay a one-time fee of 5% of proceeds.  The term of the Agreement is for three years and will automatically be renewed for successive periods upon achieving annual net sales targets.

As a result of this Agreement, a liability has been recorded at December 31, 2013 with the related expense recorded in advisory agreement warrants in the accompanying consolidated statements of operations and comprehensive income. The warrants were valued at the balance sheet date using a binomial pricing model based on the terms of the warrant agreement.

In order to calculate the fair value of the warrants, certain assumptions are made regarding components of the model including the estimated fair value of the underlying common stock, risk-free interest rate and volatility. Changes to the assumptions could cause significant adjustments to the valuation.  At December 31, 2013, the assumptions are as follows:

Fair value of common shares	$7.24

Term (years)	5.00

Term-matched risk-free interest rate	1.74%

Term-matched stock volatility	40%

Exercise price	$9.05

The fair value of the underlying common stock was determined based on the traded price of the Company’s stock with a marketability discount of 25%. The risk-free interest rate is based on the yield of U.S. treasury bonds over the expected term. The expected stock volatility is based on historical common stock prices for comparable publicly traded companies over a period commensurate with the life of the instrument.